Stock Based Compensation	3 Months Ended
Mar. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Based Compensation
Stock Based Compensation

The 2016 Plan authorizes the Company's Board of Directors or the compensation committee of the Company's Board of Directors to grant restricted stock, restricted stock units, stock appreciation rights, stock options and performance awards. There are 4.5 million shares of common stock reserved for issuance under the 2016 Plan.

Restricted Stock Units

The fair value of restricted stock unit awards was determined based on the fair market value of the Company's common stock on the date of the grant. This value is amortized over the vesting period.

A summary of the status and changes of the unvested shares of restricted stock under the 2016 Plan is presented below.

	Number of Unvested Restricted Shares	Weighted Average Grant-Date Fair Value
Unvested shares as of January 1, 2017	282,780	$14.98
Granted	379,444	21.13
Vested	—	—
Forfeited	(4,444)	15.00
Unvested shares as of March 31, 2017	657,780	$18.53

As of March 31, 2017, there was $11,324,218 of total unrecognized compensation cost related to the unvested restricted stock. The cost is expected to be recognized over a weighted average period of approximately thirty-three months.

Included in cost of revenue and selling, general and administrative expenses is stock-based compensation expense of $569,831 for the three months ended March 31, 2017.